English translation only for reference

Contract Reference NO.:

Three Parties Fund Escrow Agreement

Rural Credit Cooperative of Laishan District, Yantai City

Party A: Yantai Shencaojishi Pharmaceuticals Co., Ltd.

Address: No.9 Tianzheng Road, Laishan District, Yantai City, Shandong Province

Legal Representative: Qu Hongwei

Party B: Rural Credit Cooperative of Laishan District, Yantai City

Address: No. 27 Yinhai Road, Laishan District, Yantai City, Shandong Province

Representative: Wang Yingcheng

Party C: EURO PACIFIC CAPITAL, INC.

Address: 1201 Dove Street, Ste. 200, Newport Beach, California 92660, USA

Legal Representative: Gordon McBean, President

Recitals

Party A is a Chinese legal person or other entity which was incorporated in accordance with laws and regulations of the People’s Republic of China (the “PRC”), which has necessary civil ability and capacity to execute and perform this Agreement, and to undertake the civil liability independently. Party A has obtained all the necessary and legitimate permit and authority to execute this Agreement. Party A guarantees the legitimacy of source of the fund;

Party B is a commercial bank which was incorporated upon approval of relevant competent authorities and legally existing in the PRC. Party B has the ability and capacity to execute this Agreement with Party A and Party C, and to perform the rights and obligations hereunder;

Party C is an entity legally incorporated and existing in accordance with applicable laws and regulations of the United States or the states thereof. Party C has the ability and capacity to execute this Agreement and to perform the rights and obligations hereunder;

Through friendly negotiation among Party A, Party B and Party C, Party A authorizes Party B to escrow the Fund concerning the payment of outstanding principal and interest due under the Notes (as defined below). During the escrow term, Party B shall perform the responsibilities and obligations in accordance with this Agreement, while Party B will not be liable to the investment and business operation between Party A and Party C.

Definition:

1.	Agreement means this Fund Escrow Agreement, exhibits thereof, and any amendments, modifications and supplements to this Agreement and exhibits.
2.	Escrow Bank or Depositary means Rural Credit Cooperative of Laishan District, Yantai City (hereunder as “RCC Bank”), which is Party B hereunder.
3.	Fund means the fund established hereunder to be established at the Escrow Banks exclusively used for guaranteeing the payment of outstanding principal and interest due on certain 8% convertible promissory notes, due October 5, 2012 (the “Notes”) owed by Party A (and/or its affiliates) to third party investors for which Party C is acting as investor representative.
4.	Escrow Property means the cash deposited in the Escrow Account that is escrowed by Party B as authorized by Party A and the cash generated from the management and use of it.
5.	Escrow Account means the bank account opened in the escrow operation section of Party B, which is used for escrow, management and use of the Escrow Property. The cash cannot be withdrawn from the account.
6.	Transfer Instruction means the written document issued by both Party A and Party C to Party B according to which the payment shall be transferred and made from the Escrow Account to a designated bank account and to pay the relevant costs or expenses.
7.	Transaction Documents means the appendixes attached to the Transfer Instruction, i.e. the contracts, agreements, materials and any other documents related to the transaction.
8.	Escrow Property Document means the valid documents and contracts executed by and between Party A and Party C, and those entered into by Party A or Party C with any other third party other than Party B, which have already been delivered to Party B and are binding the use of Escrow Property.
9.	Fiscal Year means the calendar year commencing from 1 January and ending on 31 December. The first Fiscal Year will start from the execution date of the Agreement, and end on 31 December then.

Article I. Party A’s Rights and Obligations

1.	Party A’s rights include:

(1)	Enjoying the ownership of the Escrow Property;
(2)	Checking and inspecting the status and situation of the Escrow Property;
(3)	Disposing of and distributing the Escrow Property in accordance with laws and regulations and this Agreement; and
(4)	Other rights specified by the laws and regulations and this Agreement.

2.	Party A’s obligations include that Party A shall:

(1)	Warrant and represent that the Escrow Property is free and clear from any security interests and encumbrances;
(2)	From the effectiveness date of the Agreement, fully deliver the Escrow Property to Party B in a timely manner according to this Agreement;
(3)	Be responsible for all fees incurred by the parties to this Agreement concerning this Agreement, including without limitation to bank fees and escrow fees, but excluding part of legal expenses incurred therefrom which should be borne by Party C; and Party A shall make full payment of the escrow fees and other fees to either Party B and Party C in a timely manner according to this Agreement;

(4)	Direct Party B to transfer and pay the fund (in part or in whole) to appropriate parties in a timely manner pursuant to this Agreement;
(5)	Regularly conduct the outside annual audit and annual examination of Administration of Industry and Commerce;
(6)	Notify Party B in advance of any significant issues which have direct impact on the Escrow Property in order to facilitate the change and preparation for Party B;
(7)	In compliance with laws and regulations, and at the request of Party B, provide the assistance for the purpose of proceeding with the escrow business and operation;
(8)	Provide Party B with necessary agreements and amendments required for the maintenance of the Escrow Property in accordance with the terms hereof;
(9)	Ensure Party A’s articles of association and other legal documents executed in the name of Party A signature has no conflict with this Agreement; and if the foregoing documents are inconsistent with the Agreement, this Agreement will prevail;
(10)	Ensure any activities in relation to this Agreement are in compliance with the laws and regulations; and any disputes or issues arising from the execution and performance of other transaction documents have no relation with Party B; and
(11)	Perform other obligations required by laws and regulations and this Agreement.

Article II. Party B’s Rights and Obligations

1.	Party B’s rights include:

(1)	Exercising all rights associated with the Escrow Account and the Escrow Property according to this Agreement;
(2)	Supervising Party A to open the Escrow Account and keeping Transaction Documents of the Escrow Property in accordance with this Agreement and as necessary for maintaining the Escrow Account;
(3)	Obtaining Transfer Instruction, relevant data and Transaction Documents from Party A and Party C and complying with the same;
(4)	Receiving escrow fees according to this Agreement; and
(5)	Other rights provided by the laws and regulations and this Agreement.

2.	Party B’s obligations include:

(1)	Being responsible for the Escrow Account and the Escrow Property, and accepting the supervision of Party A and Party C;
(2)	Escrowing the Escrow Property in good faith and diligence;
(3)	Ensuring the Escrow Property is kept independently and separately from self-owned property of Party B and other property escrowed by Party B;
(4)	Not transferring or subcontracting the Escrow Account or the Escrow Property to a third party without Party A’s written consent;
(5)	Implementing the Transfer Instruction issued jointly by Party A and Party C which is in compliance with the laws and regulations and this Agreement, and proceed the payment properly and promptly;
(6)	Safekeeping the relevant records, Trading Document and other materials for fund escrow according to the laws and regulations;
(7)	Establishing independent accounting book for the Escrow Property according to this Agreement, and proceeding the independent accounting with respect to the Escrow Property, and verifying the accounting result with Party A and Party C;

(8)	Compiling and submitting an escrow report of last Fiscal Year to Party A and Party C within 30 business days upon the end of each Fiscal Year;
(9)	Verifying the disclosure of financial information required by Party B in written through the process of management of the Escrow Property;
(10)	Verifying the Transfer Instruction, which means Party B shall review whether the Transaction Documents and Transfer Instruction are consistent, review whether the signatures on Transfer Instruction are consistent with the specimens, and review whether the usage of fund on Transfer Instruction is consistent with those on Transaction Documents, but Party B will not judge the authenticity or legality of the Transaction Documents;
(11)	Giving notice to Party A and Party C promptly, when confronted with the financial deterioration or other changes which will have impact on the fund escrow; and
(12)	Other obligations specified by the laws and regulations and this Agreement.

Article III. Party C’s Rights and Obligations

1.	Party C’s rights include:

(1)	Checking and inspecting the management and operation of the Escrow Property by Party A;
(2)	Checking and inspecting the status and situation of the Escrow Property escrowed by Party B;
(3)	Verifying the independent accounting book for the Escrow Property provided by Party B and obtaining account statements, information and other data relevant to the Escrow Property directly from Party B without the need for prior consent from any party to this Agreement;

(4)	Reviewing the escrow report compiled and submitted by Party B; and
(5)	Other rights provided by the laws and regulations and this Agreement.

2.	Party C’s obligations include

(1)	Ensuring the legitimacy of the usage of the Fund;
(2)	Providing assistance required by Party B regarding the Escrow Account and the Escrow Property, in compliance with laws and regulations and at the request of Party B;
(3)	Providing Party B with agreements and its amendments necessary for the maintenance of the Escrow Property in accordance with the terms hereof;
(4)	Ensuring Party C’s articles of association and any other legal documents executed in the name of Party C have no conflict with this Agreement;
(5)	Ensuring all the activities in relation to this Agreement are in compliance with the laws and regulations. Any disputes or issues arising from the execution and performance of other transaction documents have no relation with Party B; and
(6)	Other obligations specified by the laws and regulations and this Agreement.

Article IV. The Management and Use of Escrow Property

1.	Opening and Management of Escrow Account
(1)	Within two working days after the effectiveness of this Agreement, Party A shall open an Escrow Account with the escrow section of Party B. Once the Escrow Account is opened, Party A will immediately deposit the amount of RMB [__________] into the Escrow Account. No one can withdraw cash from Escrow Account.

 Information of Escrow Account

Account Name:___________________

Opening Bank: Rural Credit Cooperative of Binhai, Laishan District, Yantai City

Account Number:______________________________

(2)	The Escrow Account is opened and used for the purpose agreed hereunder and pursuant to that certain Second Amendment to the Notes to be entered between Party A and Party C concurrently with the funding of the Escrow Account. Neither Party A nor Party B can use the Escrow Account to conduct activities except that agreed hereunder.
(3)	The account name of Escrow Account is Party A’s company name. Party A shall apply with Party B to open a bank account and file account applications. Party A and Party C jointly manage the Escrow Account without seal requirement, when transferring the Fund, Party B shall conduct according to the Party A and Party C’s valid fax copy of Transfer Instruction jointly issued by both Party A and Party C.
2.	During the term of this Escrow Agreement, Party A shall not cancel the Escrow Account or change the specimen without the consent of both Party B and Party C, otherwise, Party A shall undertake the losses of Escrow Property therefrom.
3.	The Escrow Account should be managed in compliance with Administrative Rules for RMB Bank Settlement Account, Measures for Payment and Settlement, regulations from People’s Bank of China regarding interest rate management, and other regulations of People’s Bank of China and China Banking Regulatory Commission.
4.	Party A shall not open securities account for the Escrowed Property, or use the Escrow Account as settlement account for securities trading fund.
5.	Party A shall file the following documents and information to Party B (with copies to Party C) within 5 working days after the effectiveness of the Agreement:
(1)	Account opening documents of Escrow Account;
(2)	The list of Party A’s contactors and the authorized persons’ specimens;
(3)	Other documents or information required by depositary.

6.	Party A will keep all originals documents and receipts of using the Fund on projects; and Party B and Party C will keep all copies (affixed with Party A’s chop) of foregoing documents and receipts.
7.	Keeping company chops

The Party A’s chops include: company chop, financial chop, the private seal for legal representative (or authorized representative). Party A’s chops shall be kept by Party A itself.

The Party C’s chops include: company chop and the private seal of the person in charge (or authorized representative). Party C’s chops shall be kept by Party B itself.

8.	Party B shall strictly separate the Escrow Property from the property owned by Party B and other property escrowed by Party B. Party B shall execute an account-divided management. Party B and Party C shall keep the operation information of Party A strict confidential, and they shall not disclose the property information of Party A to any third party in any way without the consent of Party A, except otherwise provided by laws and regulations or requirement by competent authorities.
9.	When the Escrow Property is under effective control of other agency than the Depositary due to reasons not attributable to the Depositary, the Depositary shall not undertake the security escrow liability of the part of assets.

Article V. Sending, Confirmation and Execution of the Transfer Instruction

1.	Party B shall transfer the Fund according to the Transfer Instruction issued by authorized persons designated by both Party A and Party C. Party A and Party C shall in good faith formulate and execute on Transfer Instructions such that (a) principal and interest due on the Notes may be paid in an orderly fashion in accordance with the terms of the Notes (as amended) or (b) the Escrow Property may be returned to Company A if principal and interest due on the Notes are otherwise satisfied from the resources of Party A or its affiliates which are not held in the Escrow Account.

2.	The Designation and Change of the Authorized Persons to Transfer Instruction
(1)	The designation of authorized persons

Party A and Party C shall jointly provide Party B with a Notice Letter regarding Authorization of Transfer Instruction (see Exhibit I), which includes the name list of designated persons who have authority to send Transfer Instruction, states the authorization, provides the samples of reserved seals and signatures of authorized person. The written notice shall be affixed with Party A’s company chop and signed by Party A’s legal representative or its authorized representative as well as Party C’s legal representative or its authorized representative. Party B shall issue a receipt after receiving the foregoing notice and samples, and the notice will become into effect after Party A and Party C receive Party B’s receipts and confirm the receiving in writing.

(2)	Change of authorized persons

Where Party A or Party C changes the authorized person or terminates the authorization to the authorized person, Party A and Party C shall give Party B a change notice, which should be affixed with Party A’s company chop and signed by Party A’s legal representative or its authorized representative as well as Party C’s legal representative or its authorized representative in the form of fax at least three working days in advance, in the meantime, Party A and Party C shall provide Party B with the name, authorization, the new authorized person’s specimen. The change notice of authorized person will become into effect after Party A and Party C receive faxed receipts from Party B confirming receipt of the notice in writing. Party A shall deliver the original change notice to Party B within three working days hereafter. The original change notice should be in consistent with faxed copy, otherwise the faxed copy shall prevail; if the original is failed to be delivered on time, the faxed copy will prevail as well. Party B shall deliver the original receipt to Party A (with a copy to Party C) within three working days after faxing receipts. The original receipt should be consistent with the faxed copy, otherwise the faxed copy shall prevail; if the original is failed to be delivered on time, the faxed copy will prevail as well.

Party A shall not deny the effectiveness of instruction which is sent within the authorization scope of authorized person after going through the authorization procedure provided by the Agreement. Before the effectiveness of change notice provided by previous paragraph, the Transfer Instruction and other documents issued by original authorized person and accepted by Party B are still valid.

3.	Sending and Confirmation of Transfer Instruction
(1)	A Transfer Instruction shall contain the following information: receiver, account opening bank, account number, amount of money, transfer method, purpose of use, reserved seal, signature of authorized person, date and others that should be contained in the instruction. The form of the Transfer Instruction is in Exhibit II.
(2)	The Transfer Instruction duly executed by Party A and Party C and any other relevant documents shall be sent to Party B by fax. After receiving the fax, Party B shall confirm with Party A and Party C by telegraph or fax on the receiving day. Party A keeps the original Transfer Instruction and other documents (with copies to Party C), and Party B keeps the fax copy of Transfer Instruction and copies of trading evidence documents which are affixed with Party A’s company chop and the signature of Party C’s legal representative or its authorized representative. The original Transfer Instruction should be in consistent with the fax copy, otherwise the fax copy will prevail.
(3)	For the Transfer Instruction, Party B shall immediately prudently verify the relevant contents, seals and signatures, to review whether the seals and signatures in the Transfer Instruction are in consistent with the reserved seals and signature samples, whether the instruction content is in consistent with Transaction Documents (referred as “surface consistency”), if any problem is found, Party B shall notify both Party A and Party C promptly. If Party B thinks that there is problem or the problem has not been resolved, Party B has right not to execute Party A’s instruction.

(4)	Party A shall leave no less than 2 business days for Party B to execute Transfer Instruction, if Party B fails to execute Transfer Instruction due to Party A’s failure of leaving enough time for Party B’s execution, Party B shall not undertake liabilities herein,
(5)	Party A shall make sure there is enough remaining deposit in the Escrow Account when Party A sends a Transfer Instruction to Party B, as to the Transfer Instruction which amount exceeds the amount of remaining deposit, Party B may refuse to execute the Transfer Instruction, but should notify Party A and Party C in writing promptly, Party A should be responsible for the loss herefrom.
4.	The Transfer Instruction execution liability of Party B
(1)	If Party B executes transfer according to the Transfer Instruction, Party B shall not undertake any liability resulted from the execution of the instruction, Party A shall undertake all liabilities due to violation of laws and regulations or the Agreement, if the violations results in losses to Party B, Party A shall assume all liabilities of Party B’s losses. Party B shall undertake the liability for the Escrow Property interest loss due to Party B’s failure of correctly execution Party A’s instruction for Party B’s intentional misconduct or gross negligence, or Party B’s failure to conduct surface consistency review according to the Agreement.

(2)	Party B shall not engage in the Escrow Property transfer activity beyond the authorization confirmed by Transfer Instruction, if Party B deals with the escrow fund beyond the authorization confirmed by Transfer Instruction, Party B shall undertake losses therefrom, and all the benefits from the activity should be contributed to Escrow Property.
(3)	During the period the Escrow Property kept by Party B, if the Escrow Property is sealed up, frozen, deducted by competent authorities or confronted other situation and result in Party B’s failure to complete the transfer, Party B shall not undertake any liability.

Article VI. Calculation and Allocation of the Fees

1.	Escrow Fees

The escrow fees payable to Party B hereunder shall be the deposit interest accrued during the period the Escrow Property is escrowed. The Transfer Instruction sent by Party A shall be limited to the original amount deposited in the Escrow Account, and the deposit interest of the escrow fund can not be transferred. Party B transfers the escrow fees at a lump sum at its own discretion to its designated account when the Escrow Account is liquidated.

2.	Party A and Party C agree to equally share the legal expenses of Party C incurred during the negotiation of this Agreement. Except for the foregoing, Party A agrees to cover all the other expenses incurred to Party A and Party C for setting up and running the escrow account under this Agreement, including without limitation to the bank fees and escrow expenses.

Article VII. The Termination of the Escrow and the Liquidation of Escrow Property

1.	The Termination of Escrow

The Escrow Account may be removed at any time by giving to Party B twenty working days’ prior notice in writing signed by both Party A and Party C. Notwithstanding the foregoing, Party A and Party C acknowledge and agree that a written notice executed by both parties terminating the Escrow Account shall be sent to Party B within 5 working days after such date that all principal and interest on the Notes is repaid in full from any source. Within ten working days upon sending the termination notice, Party A and Party C shall designate a successor bank account to receive the Fund. Party B shall, within ten working days after receiving the notice and verifying it, transfer the Fund to the successor bank account jointly designated by Party A and Party C. After receiving and verifying a certificate from Party A and Party C evidencing the Fund is received, Parry B may handle the cancellation of Escrow Account.

2.	Liquidation of Escrow Property

When canceling the Escrow Account, Party B shall transfer all the remaining amount deposit in the Escrow Account to Party B’s designated account as the escrow fees, then the Escrow Account shall be empty. Thereafter, Party B shall cancel the Escrow Property, and the liquidation of Escrow Property ends.

Article VIII. Forbidden Activity

Both Parties shall not engage in any activity that violates laws and regulations and the Agreement.

Article IX. Confidentiality

1.	Party A hereby promises that Party A will keep all policies, strategies, particulars for the escrow and the business and operation status of Party B obtained by Party A in accordance with this Agreement strictly confidential, and will instruct and direct the person who is familiar with the foregoing information by virtue of performing this Agreement, or who has the likelihood of accessing foregoing information, to keep such foregoing information strictly confidential as well. Without Party B’s prior written consent, Party A shall not disclose the foregoing information to any third party, however except otherwise required by the laws and regulations or by the competent authorities. Notwithstanding the foregoing, it is agreed that the existence and material terms of this Agreement, as well as copy of this Agreement, may be filed publicly by Party A pursuant to applicable laws, rules and regulations.

2.	Party B hereby promises that it will keep all assets status and situation, business and corporate operation status of Party A and Party C, detail of the operation and management of the Escrow Property obtained by Party B in accordance with this Agreement strictly confidential, and will instruct and direct the person who is familiar with the foregoing information by virtue of performing this Agreement, or who has the likelihood of accessing the foregoing information, to keep such foregoing information strictly confidential as well. Without the prior written consent of Party A, Party B and Party C, any party shall not disclose such foregoing information to any third party, however except otherwise required by the laws and regulations or by the competent authorities.
3.	Party C hereby promises that will keep all policies, strategies, particulars for the escrow and the business and operation status of Party B obtained by Party C in accordance with this Agreement strictly confidential, and will instruct and direct the person who is familiar with the foregoing information by virtue of performing this Agreement, or who has the likelihood of accessing the foregoing information, to keep such foregoing information strictly confidential as well. Party C will keep all assets status and situation, business and corporate operation status of Party A, detail of the operation and management of the Escrow Property obtained by Party C in accordance with this Agreement strictly confidential, and will instruct and direct the person who is familiar with the foregoing information by virtue of performing this Agreement, or who has the likelihood of accessing the foregoing information, to keep such foregoing information strictly confidential as well, except otherwise required by the laws and regulations or by the competent authorities.

Article X. Force Majeure and Others

1.	If any party fails to perform this Agreement due to Force Majeure or other situations, such party’s liability can be exempted in part or in full depending on the impact of then situation.
2.	When any party fails to perform this Agreement due to Force Majeure or other situations, such party will notify the other parties of such failure, provide the evidence on such impacts in a reasonable period, and adopt proper actions to prevent the other parties from the continuation of loss and to keep the Escrow Property intact.
3.	Force Majeure means the objective situations which are unable to be foreseen, avoided and overcomed, including but not limited to warfare, natural disaster, terrorist attack and other situation jointly recognized by the parties.
4.	Other situation includes but not limited to the change of laws and regulations, close of exchange, suspension of trading, internet and electricity accident and other situation jointly recognized by the parties.

Article XI. Default Liability

1.	Any party under this Agreement that fails to perform or fulfill any obligation hereunder will be deemed as the defaulting party. The defaulting party shall be liable for the direct loss against the Escrow Property and other parties.
2.	If any party fails to perform and fulfill this Agreement under the situation set forth in Article X, the liability of such party can be exempted in part or in full depending on the situation.

Article XII. Effectiveness, Modification and Termination

1.	This Agreement will become into effective upon the signatures or seals of respective legal representative or authorized representative of Party A, Party B and Party C, with affixing the company chops or seals for contract, and will be terminated upon the liquidation and cancellation of the Escrow Account by the parties according to this Agreement.
2.	Upon the effectiveness of the Agreement, unless otherwise specified under this Agreement, neither Party A nor Party B can at its sole discretion terminate this Agreement. If any modification or termination is necessary, it should be negotiated among Party A, Party B and Party C, and written agreement shall be made by all parties after negotiation.

Article XIII. Dispute Resolution and Miscellaneous

1.	Any dispute arising from and related to this Agreement shall be resolved through the negotiation between Party A, Party B, and Party C. If the parties fail to resolve the disputes upon negotiations, they agree to resolve them in the manner stipulated in item (1) below:

(1) Applying to_China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration; or

(2) Filing litigation or applying enforcement at the court where Party B is located.

2.	In addition to the principal amount owed on the Notes by Party A, Party A is also responsible for payment of interest (which is about 12% of the outstanding principal amount divided by 4) that is due before April 5, 2012. Party A and Party C agree that the payment deadline for the interest due before April 5, 2012 is extended to April 30, 2012. This interest payment will be paid by Party A to an escrow account that has been set up by another bank, and this interest payment is not a part of Escrow Fund under this Agreement.

3.	This Agreement has six (6) counterparts, two of which will respectively hold by Party A and Party B, and each of which has the same validity.
4.	All the notices and communication shall be sent to:

(1)	If the notices and communication are sent to Party A,
Yintai Shencaojishi Pharmaceuticals Co., Ltd.
	Addressee:	Qu Hongwei
	Address:	No.9 Tianzheng Road, Laishan District, Yantai City, Shandong Province
	Telephone:	(86) 535 – 6763608
	Mobile:	(86) 18660550950
(2)	If the notices and communication are sent to Party B,
Rural Credit Cooperative of Laishan District, Yantai City
	Addressee:	Yang Yuxia
	Address:	No. 27 Yinhai Road, Laishan District, Yantai City, Shandong Province
	Telephone:	(86) 535 - 6898288
(3)	If the notices and communication are sent to Party C,
	Addressee:	Gordon McBean
Euro Pacific Capital, Inc.
	Address:	1201 Dove Street, Ste. 200
Newport Beach, California 92660
United States
	Telephone:	(1) 800-727-7922 X170
	Mobile:	(1) 949-300-2240
	Fax:	(1) 949 252-0652

(signature page below)

Party A (Chop)Yantai Shencaojishi Pharmaceuticals Co., Ltd.

Legal Representative or Authorized Representative: Qu Hongwei

Party B (Chop): Rural Credit Cooperative of Laishan District, Yantai City:

Legal Representative or Authorized Representative: : Wang Yingcheng

Party C (Chop) EURO PACIFIC CAPITAL, INC.

Legal Representative or Authorized Representative: Gordon McBean, President

Exhibit I

Notice Letter Regarding Authorization of Transfer Instruction

Rural Credit Cooperative of Laishan District, Yantai City:

No portion of the Escrow Property may be distributed by Rural Credit Cooperative of Laishan District, Yantai City unless it has received and confirmed prior joint written instructions by the authorized representatives of both Yantai Shencaojishi Pharmaceuticals Co., Ltd. (“Party A”)and Euro Pacific Capital, Inc. (“Party c”).

From the opening date of ______Escrow Account to the completion date of the account liquidation, unless there is change on the legal and effective authorization document, the authorized persons and their authorizations of Transfer Instruction for the management and use of Escrow Property sent by the Company to you are as follows:

1.	Authorized Persons and Authorizations

(1)	The authorized persons handling the Transfer Instruction:
Party A:_____
Party C:_____
(2)	The authorized persons verifying the Transfer Instruction:
Party A:_____
Party C:_____
(3)	The Accountant in charge verifying the Transfer Instruction:
Party A:_____
Party C:_____

2.	The signature samples of authorized persons of Transfer Instruction:

(signature)	(signature)
[Person from Party A]	[Person from Party C]

3.	The reserved seal sample of authorized person of Transfer Instruction:

(Company Chop)

Legal Representative (Authorized Representative):

(Date)

Exhibit II

Transfer Instruction

Code No.:

Rural Credit Cooperative of Laishan District, Yantai City:

Please transfer according to following receiver, account opening bank, account number, transfer date, transfer amount.

Liquidation Date	Latest Time of Account Arriving
Receiver
The Account Opening Bank of Receiver	Account NO. of Receiver
Payer	Account NO. of Payer
Transfer Amount (in words)	Currency	Renminbi
Transfer Amount(in capital)
Purpose of Use:
Remark:	Contract No.:
Reserved Seal: Handled by: Checked by: Approved by:

甲方：烟台神草济世药业有限公司

住所地：山东省烟台市莱山区天正路 9 号

法定代表人：曲宏伟

乙方：烟台市莱山区农村信用合作联社

住所地：山东省烟台市莱山区银海路 27 号

负责人：王英成

丙方：EURO PACIFIC CAPITAL, INC.

法定代表人：Gordon McBean

特别声明：

甲方是根据中华人民共和国法律依法成立的中国法人或其他组织，依法具有签订和履行本协议所必须的民事权利能力和行为能力，能独立承担民事责任，并且甲方已经获得签署本协议的所有必要和合法的内部和外部的批准和授权，甲方保证其资金来源的合法性；

乙方是经国家相关监管部门批准成立并有效存续的商业银行，具备与甲方、丙方签署本协议并履行本协议所述的权利和义务的能力；

丙方是依据美国联邦或州所适用的法律与法规成立并有效存续的机构。其具备与甲方、乙方签署本协议并履行本协议所述的权利和义务的能力；

经甲乙丙三方友好协商，甲方委托乙方对借款协议下到期欠款专项资金及利息进行保管。乙方依据本协议在资金保管期内履行保管职能，乙方不对甲方及丙方的投资经营承担任何责任。

释义：

2

1. 本协议：专项资金保管协议、附件，以及三方对其进行的生效修订或补充。
2. 保管银行或保管人：烟台市莱山区农村信用合作联社（简称农村信用社），即本协议的乙方。
3. 专项资金：指依据本协议将在保管银行建立的甲方专项用于担保偿还甲方及其关联公司基于 2012 年 10 月 5 日到期的 8%可转换借款（简称"借款协议"）而欠付第三方投资方之到期借款本金与利息的资金。丙方在此作为第三方投资方的投资者代表处理相关事务。
4. 保管财产或本财产：指根据本协议的约定，甲方委托乙方保管的资金保管专户中的现金资产，以及丙方根据甲方委托对其进行管理运用产生的现金资产。
5. 资金保管专户：指甲方在乙方托管营运经办机构为本财产专门开立的保管、管理和运用保管财产的专用银行账户，该账户为不可提现账户。
6. 划款指令书：指甲方和丙方共同向乙方发出的从资金保管专户向指定账户划款以及从资金保管专户支付相关费用等的书面文件。
7. 交易依据：指划款指令书中所要求提供的附件，即与交易相关的合同、材料及相关凭证等。
8. 本财产文件：指由甲方与丙方签署的、以及甲方或丙方与除乙方以外第三方签署的，所有有效且对本财产运作有影响力和约束力、且已交付乙方的文件与合同。
9. 会计年度：指始于每一公历年度的 1 月 1 日，终于该年度的 12 月 31 日的会计年度。首个会计年度应自本协议签订之日起计，于当年 12 月 31 日结束。

第 一 条　甲方的权利和义务

1. 甲方的权利：

（1） 享有保管财产的所有权；

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（2） 检查乙方对保管财产的保管情况；

（3） 依据法律法规规定和本协议约定行使对保管财产的处置及分配权；

（4） 国家法律法规规定和本协议约定的其他权利。

2. 甲方的义务：

（1） 甲方在此声明与保证移交乙方保管的专项资金上未设置任何保证、抵押等担保权利或任何其他第三方权利；

（2） 从本协议生效之日起，按照本协议的约定，及时足额地将保管财产移交乙方；

（3） 承担各方订立本协议的银行手续费、保管费等全部费用（丙方应承担的部分律师费除外），并按照本协议规定，及时、足额地向乙方或丙方支付保管费等其他费用；

（4） 按本协议的约定，及时地指示乙方将资金全部或部位划拨至有关各方；

（5） 定期对外接受年度审计、工商年检；

（6） 任何可能直接影响保管财产的重大事项，应提前通知乙方，以给乙方预留足够的准备时间；

（7） 在合法合规前提下，应乙方要求提供开展保管业务各项必须的协助；

（8） 及时向乙方提供为依据本协议维护保管财产所需的协议及其修改等文件；

（9） 确保甲方公司章程、以及以甲方名义对外签署的各项法律文件与本协议不相冲突。如上述文件与本协议不一致，以本协议为准；

（10） 确保与本协议有关的任何活动均符合法律规定，其在签订和履行相关交易文件过程中出现的任何纠纷或问题，均与乙方无关。

（11） 国家法律法规规定和本协议约定的其他义务。

第 二 条　　乙方的权利和义务

1. 乙方的权利：

（1） 按照本协议约定，行使与资金保管专户以及保管财产有关的所有权利；

（2） 监督甲方按照本协议约定及维护资金保管专户之需要，开立资金保管专

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户，保管本财产交易依据；

（3） 从甲方和丙方获取划款指令、相关数据以及交易依据，并遵守该等文件指示；

（4） 按照本协议约定收取保管费；

（5） 国家法律法规规定和本协议约定的其他权利。

2. 乙方的义务：

（1） 按照本协议约定对资金保管专户以及保管财产负责，并接受甲方和丙方的监督；

（2） 以诚实信用、勤勉尽责的原则保管保管财产；

（3） 确保保管财产和乙方的自有资产以及乙方保管的其他资产相互独立；

（4） 未经甲方书面许可，乙方不得将资金保管专户或保管财产转委托第三人；

（5） 执行符合国家法律法规和本协议约定的甲方和丙方共同做出的划款指令，按时办理资金划付；

（6） 按照法律法规的规定妥善保存保管业务相关的记录和交易依据等资料；

（7） 按照本协议约定为保管财产建立独立会计账册，对保管财产进行会计核算，并与甲方及丙方核对核算结果；

（8） 在每个会计年度结束后 30 个工作日内，编制并向甲方与丙方出具上年度的保管报告；

（9） 核实保管财产管理运用中经书面约定需由乙方复核的财务信息披露内容；

（10）对资金划拨指令行使形式监督权，即对交易依据和划款指令书进行表面一致性审查，审核划款指令书的印鉴及被授权人签字与预留印鉴及签字样本是否相符，审核划款指令书中的资金用途说明是否与所提供的交易依据一致，但不对交易依据的真实性和合规性做出判断；

（11）乙方出现财务状况严重恶化等影响保管服务的情况时及时通知甲方和丙方；

（12）国家法律法规规定和本协议约定的其他义务。

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第 三 条　　丙方的权利和义务

1. 丙方的权利：

（1） 检查甲方对保管财产的管理运作情况；

（2） 检查乙方对保管财产的保管情况；

（3） 核对乙方对保管财产进行的核算结果，无需经过本协议任何一方事先同意，即可直接从乙方处获取账户对账单以及有关保管财产的其他信息和数据；

（4） 审阅乙方编制的保管报告；

（5） 国家法律法规规定和本协议约定的其他权利。

2. 丙方的义务：

（1） 确保对上述专项资金使用的合法性；

（2） 在合法合规前提下，应乙方要求就资金保管专户与保管财产提供开展保管业务必须的各项协助；

（3） 及时向乙方提供为依据本协议维护保管财产所需的协议及其修改等文件；

（4） 确保丙方公司章程、以及以丙方名义对外签署的各项法律文件与本协议不相冲突；

（5） 确保与本协议有关的任何活动均符合法律规定，其在签订和履行相关交易文件过程中出现的任何纠纷或问题，均与乙方无关。

（6） 国家法律法规规定和本协议约定的其他义务。

第 四 条　　保管财产的管理与运用

1. 资金保管专户的开设与管理

（1） 在本协议生效后两个工作日内，甲方应在乙方托管营运经办机构开立资金保管专户。开立完成后，甲方应立即向资金保管专户中转入金额为人民币[　　]元的专项资金。资金保管专户为不可提现账户。

资金保管专户信息

账户名称：＿＿＿＿＿＿＿＿＿＿

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开 户 行：烟台市莱山区农村信用合作联社滨海信用社

账　　号：____________________

（2） 资金保管专户的开立和使用，限于满足开展本财产业务的需要，并且据此在向资金保管专户中注资的同时甲方与丙方将进行借款协议的第二次修订。甲方、乙方均不得使用资金保管专户进行本财产业务以外的活动。

（3） 资金保管专户的账户名称为甲方公司名称，甲方在保管账户开立时向乙方提出申请，并提交账户开户资料。甲方和丙方保管账户实行无印鉴管理，在需办理资金划拨时，乙方根据甲方和丙方共同做出的有效划款指令传真件进行划款。

2. 在本协议有效期间，甲方未经乙方和丙方书面同意，不得撤销资金保管专户，亦不得更换预留银行印鉴，否则由此造成的保管财产损失，全部由甲方承担。

3. 资金保管专户的管理应符合《人民币银行结算账户管理办法》、《支付结算办法》、中国人民银行利率管理的有关规定以及中国人民银行、中国银行业监督管理委员会的其他规定。

4. 甲方不得为本财产开立证券账户，也不得将本保管专户作为证券交易资金的结算账户。

5. 甲方在本协议生效后5个工作日内，应当向乙方提交下列文件、资料，并向丙方提供复印件：

（1） 资金保管专户的开户文件；

（2） 甲方联系人名单以及被授权人预留印鉴；

（3） 保管人要求提交的其他文件或资料。

6. 甲方保管其将本专项资金用于项目时的所有文件、凭证的原件；乙方和丙方保管上述文件和凭证的复印件（加盖甲方公章）。

7. 公司印章的保管

甲方公司印章包括：公司公章、公司财务专用章、公司法定代表人（或其授权代理人）私章。甲方公司印章由甲方自行保管。

丙方公司印章包括：公司公章、公司法定代表人（或其授权代理人）私章。

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丙方公司印章由丙方自行保管。

8. 乙方应将甲方的保管财产和乙方自有资产以及乙方其他保管财产严格分开，实行分账管理。乙方和丙方应对甲方资产的运作状况严格保密，未经甲方许可，不得向甲方以外的第三方以任何形式透露甲方资产状况，但法律法规规定或有权部门要求的除外。
9. 当保管财产非因保管人原因处于保管人以外机构实际有效控制时，保管人对该部分资产不承担安全保管职责。

第五条　划款指令的发送、确认与执行

1. 乙方根据甲方和丙方指定的被授权人出具的划款指令书划拨本财产的资金。甲方与丙方应依诚信制定并签署划款指令书，使得(a)借款协议中到期欠款的本金与利息依据借款协议（经修订的）的规定可以有序清偿，或者(b)如果到期欠款及利息由甲方或未加入资金保管专户的甲方关联方以其他方式进行偿还，则保管财产可以返还予甲方。
2. 划款指令书被授权人的指定与变更

（1）被授权人的指定

甲方和丙方应共同向乙方提供书面的《划款指令授权通知书》（见附件一），指定发送划款指令人员的名单，注明其相应权限，提供预留印鉴和被授权人签字的样本。该书面通知应由甲方加盖公章并由其法定代表人或其授权代理人以及丙方法定代表人或其授权代理人签字。乙方在收到上述通知及样本后应出具回函，在甲方和丙方收到乙方回函并向乙方书面确认后，上述通知即生效。

（2）被授权人的变更

甲方或丙方更换被授权人或终止对被授权人的授权时，双方必须至少提前三个工作日，使用传真方式向乙方发出由甲方加盖公章并由其法定代表人或其授权代理人以及丙方法定代表人或其授权代理人签字的被授权人变更通知，同时向乙方提供新的被授权人姓名、权限、预留印鉴和签字样本。被授权人变更通知，自甲方收到乙方传真回函并向乙方做出书面确认时开始生效。甲方在此后三个工

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作日内将被授权人变更通知的正本送交乙方（并向丙方提供复印件），更换被授权人的变更通知正本内容应与传真内容一致，若有不一致的，以传真的内容为准，逾期未交付正本，亦以传真的内容为准。乙方在向甲方传真回函三个工作日内将回函的正本送交甲方，回函正本应与传真内容一致，若有不一致的，以传真的内容为准，逾期未交付正本，亦以传真的内容为准。

对于经本协议规定的授权程序授权后被授权人在授权权限内发出的指令，甲方不得否认其效力。在前款所述变更通知生效之前，乙方所接收的原被授权人所签发的划款指令书及其它文件仍然完全有效。

3. 划款指令的发送和确认

（1） 划款指令必须载明下列内容：收款人、开户行、账号、金额、划款方式、用途、预留印鉴、被授权人签字、日期和其他需要载明的事项。划款指令书格式见附件二。

（2） 划款指令书（该凭证应当由甲方与丙方适当签署）以及其他相关凭证应以传真方式向乙方发出，乙方收到传真后应在当天通过录音电话或传真向甲方和丙方确认。甲方保留划款指令书及其他相关凭证正本（并向丙方提供复印件），乙方保留划款指令书正本传真件及经甲方盖章（公章）和丙方法定代表人或其授权代理人签字确认的交易相关凭证的复印件等交易依据。划款指令书正本应与传真内容一致，若有不一致的，以传真件的内容为准。

（3） 对于划款指令书，乙方应立即审慎验证有关内容及印鉴和签名，对划款指令书的印鉴及被授权人签字与预留印鉴及签字样本是否相符、指令内容与交易依据是否一致（下称“表面一致性”）进行审查，如发现问题，乙方应及时通知甲方和丙方。如果乙方认为存在问题或问题没有解决，乙方有权不执行甲方的指令。

（4） 甲方应为乙方执行划款指令留出至少 2 个工作日，因甲方未预留足够时间造成乙方未能执行划款指令，乙方不承担任何责任。

（5） 甲方向乙方下达划款指令时，甲方应确保资金保管专户有足够的资金余

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额，对超出资金保管专户余额的划款指令，乙方可不予执行但应及时书面通知甲方和丙方，由此造成的损失，由甲方负责赔偿。

4. 乙方执行划款指令的责任

（1） 乙方按划款指令执行的，不承担由执行该指令引起的任何责任，因该指令违反法律法规或本协议规定所导致的全部责任由甲方及丙方承担，如给乙方造成损失的，甲方对乙方承担全部赔偿责任。乙方因故意或重大过失导致未正确执行甲方的划款指令或未按本协议的约定对划款指令进行表面一致性审查而使本保管财产的利益受到损害的，乙方应承担赔偿责任。

（2） 乙方不得在划款指令确定的授权范围外从事保管财产划转活动，如乙方超越划款指令确定的授权范围对保管资金进行处理，由此造成的损失由乙方承担，由此产生的收益归保管财产所有。

（3） 保管财产在被乙方保管期间，如被有权机关查封、冻结、扣划或存在其他情况，致使乙方无法协助完成划款，乙方不承担任何责任。

第六条 费用计算与分担

1. 保管费

应向乙方支付的保管费为保管专户资金在保管期间产生的全部存款利息。甲方发送划款指令时，只能以保管账户初始金额为限，不能划拨保管资金的存款利息。

保管费于保管账户资金清算时，一次性由乙方自行划拨到乙方的指定账户。

2. 甲方和丙方将平均分摊为订立本协议而产生的丙方律师费。除此之外，甲方同意承担其与丙方为开立和使用本协议约定的资金保管专户而产生的全部费用，包括但不限于银行手续费、保管费等。

第七条 保管的终止与保管财产的清算

1. 保管的终止

甲方和丙方经一致同意并提前二十个工作日向乙方出具书面通知后，可终止

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资金保管专户。尽管有前述规定，甲方与丙方认可并同意：自以任何方式全面清偿完毕借款协议项下所有本金与利息当日起算，双方书面签署的终止资金保管专户通知应当在五个工作日内送至乙方。发出该销户通知十个工作日内，甲方和丙方应共同指定银行账户以收取专项资金本金。乙方收到上述通知且复核无误后，应于十个工作日内将专项资金本金全部划入甲方和丙方共同指定的银行账户。自甲方和丙方共同出具书面文件证明已足额收到上述款项后，乙方的保管职责终止，乙方对上述证明文件复核无误，方可办理资金保管专户的销户事宜。

2. 保管财产的清算

乙方办理保管财产销户时，将资金保管专户内剩余资金全部划入乙方指定银行账户，作为保管费收入，划出后保管专户余额清零。保管专户余额清零后，乙方办理保管财产的销户，保管财产的清算结束。

第八条　禁止行为

甲、乙、丙任何一方均不得有任何违反法律法规规定，以及本协议约定的行为。

第九条　保密条款

1. 甲方在此承诺：对依据本协议所获得的所有关于乙方资产保管方针和策略、保管明细以及乙方经营状况等内容严格保密，并责成因履行本协议而知悉上述机密的人员以及其他任何有可能接触到上述机密的人员保守秘密。未经乙方书面事先同意，甲方不得向第三方披露上述机密。但根据国家有关法律法规规定或有权部门要求的情况除外。尽管有前述规定，双方约定本协议的存在以及其中的重要条款，以及本协议的复印件可由甲方依据现行法律、法规与规定的要求予以公开。
2. 乙方在此承诺：对依据本协议所获得的所有关于甲方及丙方资产状况、公司经营状况、保管财产运作明细等内容严格保密，并责成因履行本协议而知悉上述机密的人员以及其他任何有可能接触到上述机密的人员保守秘密。未经

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甲、乙、丙三方事先书面同意，任何一方不得向除上述三方以外任何一方披露上述机密。但根据国家有关法律法规规定或有权部门要求的情况除外。

3. 丙方在此承诺：对依据本协议所获得的所有关于乙方资产保管方针和策略、保管明细以及乙方经营状况等内容严格保密，并责成因履行本协议而知悉上述机密的人员以及其他任何有可能接触到上述机密的人员保守秘密。未经乙方书面事先同意，丙方不得向第三方披露上述机密。对依据本协议所获得的所有关于甲方资产状况、公司经营状况、保管财产运作明细等内容严格保密，并责成因履行本协议而知悉上述机密的人员以及其他任何有可能接触到上述机密的人员保守秘密。但根据国家有关法律法规规定或有权部门要求的情况除外。

第 十 条　不可抗力及其他情形

1. 如果任何一方因不可抗力或其他情形不能履行本协议时，可根据该等情形的影响部分或全部免除该方的责任。
2. 任何一方因不可抗力或其他情形不能履行本协议时，应及时通知其他方并在合理期限内提供受到该等情形影响的证明，并采取适当措施防止其他方损失的扩大和保证保管财产的完整。
3. 不可抗力是指任何一方不能预见、不能避免、不能克服的客观情况，包括但不限于战争、自然灾害、恐怖袭击及各方共同认为属于不可抗力的其他情况。
4. 其他情形包括但不限于法律、法规和政策发生变化、交易所停市、上市证券停牌、网络、电力事故以及各方一致认可的其他情况。

第 十一 条　违约责任

1. 本协议任何一方未能按本协议的约定履行各项义务均将被视为违约，违约方应承担因其违约行为给保管财产和本协议其他方当事人造成的直接损失。
2. 如果任何一方因本协议第十条约定的情况不能履行本协议时，可根据该等情形的影响部分或全部免除该方的责任。

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第 十二 条 合同的生效、变更和解除

1. 本协议经甲方法定代表人或授权代理人和乙方法定代表人或负责人或授权代理人签章（签字或加盖名章）并加盖公章或合同专用章，以及丙方负责人或授权代理人签章（签字或加盖名章）后生效，至各方依据本协议约定清算完结并销户之日终止。
2. 本协议生效后，除本协议已有约定的外，任何一方均不得擅自变更或解除本协议；如确需变更或解除本协议，应经甲乙丙各方协商一致，并达成书面协议。

第 十三 条 争议解决及其他

1. 凡因本协议发生的及与本协议有关的任何争议,甲乙丙各方应协商解决；协商不成的，各方均同意采取以下第 (1) 种方式解决：

   （1） 向中国国际经济仲裁仲裁委员会上海分会申请仲裁。

   （2） 向乙方所在地人民法院提起诉讼或申请强制执行。
2. 除应向丙方偿还借款协议下专项资金外，甲方还须向丙方支付截至 2012 年 4 月 5 日该笔专项资金的利息（金额大约为未付本金的 12%除以 4)。甲方和丙方在此同意上述利息支付到期日将延长至 2012 年 4 月 30 日。本协议约定的专项资金不包括上述利息，届时甲方将通过已另行开立的监管账户支付利息。本协议适用中华人民共和国法律。
3. 本协议一式六份，甲乙丙各方各执两份，每份具有同等的法律效力。
4. 通知及其他文件应发送至：

   （1） 如果发送至甲方：

   烟台神草济世药业有限公司

   收件人： 曲宏伟

   地址： 山东省烟台市莱山区天正路 9 号

   电话： (86) 535 – 6763608

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手机：　(86) 18660550950

（2）　如果发送至乙方：

烟台市莱山区农村信用合作联社

收件人：　杨玉霞

地址：　山东省烟台市莱山区银海路 27 号

电话：　(86) 535 - 6898288

（3）　如果发送至丙方：

收件人：　Gordon McBean

地址：　Euro Pacific Capital, Inc.

1201 Dove Street, Ste. 200

Newport Beach, California 92660

United States

电话：　(1) 800 727 7922 转 170

手机：　(1) 949 300 2240

传真：　(1) 949 252 0652

（以下为签署页，无正文）

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甲方（盖章）：烟台神草济世药业有限公司

法定代表人或授权代理人：曲宏伟

乙方（盖章）：烟台市莱山区农村信用合作联社

负责人或授权代理人：王英成

丙方（盖章）：EURO PACIFIC CAPITAL, INC.

法定代表人或授权签字人：Gordon McBean

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甲方（盖章）： 烟台神草济世药业有限公司

法定代表人或授权代理人：曲宏伟

乙方（盖章）：烟台市莱山区农村信用合作联社

负责人或授权代理人：王英成

丙方（盖章）：EURO PACIFIC CAPITAL, INC.

法定代表人或授权签字人：Gordon McBean

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附件一

划款指令授权通知书

烟台市莱山区农村信用合作联社滨海信用社：

未经收到并确认由烟台神草济世药业有限公司（“甲方”）和EURO PACIFIC CAPITAL, INC.（“丙方”）被授权人事先共同做出的书面指令，烟台市莱山区农村信用合作联社滨海信用社（“乙方”）不得处置任何保管财产。

自“______保管专户”开立之日起至该账户清算完毕之日止，除非经合法有效的授权文件进行变更，我公司向贵行发送管理运用保管财产的划款指令的被授权人及其权限为：

1、被授权人及权限：

（1） 划款指令经办人：

甲方 ______

丙方

（2） 划款指令复核人：

甲方 ______

丙方

（3） 划款指令财务主管审核：

甲方 ______

丙方

2、划款指令被授权人签字样式：

（甲方被授权人签字） （丙方被授权人签字）

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附件二：

划款指令书

编号：

烟台市莱山区农村信用合作联社滨海信用社：

敬请你行根据以下提供的收款人名称、开户行、账号、划款日期、划款金额划款。

清算日期	年 月 日	最迟到帐时间	
收款人名称			
收款人开户银行		收款人账号	
付款人名称		付款人账号	
划款金额（小写）		币种	人民币
划款金额（大写）			
划款用途：			
备注：	合同号：		
预留印鉴：			
经办：	复核：	审批：	

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